SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2003

POOLED AUTO SECURITIES SHELF LLC

(Exact Name of Registrant as Specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-104376 (Commission File Number)	52-2233151 (I.R.S. Employer Identification No.)

One Wachovia Center, TW-9 Charlotte, North Carolina (Address of Principal Executive Offices)	28288 (Zip Code)

Registrant’s telephone number, including area code: (704) 715-6030

Item 5. Other Events.

On May 12, 2003 Pooled Auto Securities Shelf LLC (the “Company”) is filing a Form T-1 to designate Wells Fargo Bank Minnesota, National Association to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(c)	Exhibit No.	Description

25.1

Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 25 filed with Form T-1 Statement, Registration No. 333-32737.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOLED AUTO SECURITIES SHELF LLC
By:	/s/ Curtis A. Sidden, Jr.
Curtis A. Sidden, Jr. Vice President

Dated: May 12, 2003

Exhibit Index

Exhibit	Description

25.1

Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 25 filed with Form T-1 Statement, Registration No. 333-32737.)